Longleaf Partners International Fund

Longleaf Partners Global Fund

(each a series of Longleaf Partners Funds Trust)

Supplement dated August 25, 2025
to the Prospectus and Statement of Additional Information dated May 1, 2025

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On August 20, 2025, the Board of Trustees of Longleaf Partners Funds Trust (the “Trust”) approved a proposed Agreement and Plan of Reorganization on behalf of the Longleaf Partners International Fund (the “Acquired Fund”) and the Longleaf Partners Global Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”). Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund would transfer its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. The Board determined that the reorganization of the Acquired Fund into the Acquiring Fund is in the best interests of each Fund.

Under the proposed reorganization, which is subject to approval by the Acquired Fund’s shareholders, the Acquired Fund’s shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Acquired Fund. It is anticipated that the reorganization will qualify as a tax-free event, which should result in no recognition of a gain or loss for Federal income tax purposes by Acquired Fund shareholders as a result of receiving shares of the Acquiring Fund in connection with the reorganization.

The Acquired Fund and the Acquiring Fund have the same investment objective and fundamental restrictions. Both Funds invest in equity securities of companies believed to be significantly undervalued, although the Acquiring Fund can invest a larger percentage of its assets in U.S. companies than the Acquired Fund. In connection with the reorganization, the Board has approved the reduction of the Acquiring Fund’s advisory fee to 1.00% of average daily net assets on the first $400 million and 0.75% on net assets above $400 million. The Board has also approved a reduction in the Acquiring Fund’s expense cap to 0.95% (through May 1, 2027). Such fee and expense cap changes will take effect only if shareholders approve the reorganization.

Information describing the reorganization and soliciting the vote of Acquired Fund shareholders on the reorganization is expected to be mailed in or before October 2025. If the reorganization is approved by shareholders, the reorganization is expected to occur in or before December 2025. The materials will describe the expected date of the reorganization with more specificity. As of the close of business on August 25, 2025, the Acquired Fund will close to new investors. Existing shareholders of the Acquired Fund as of such date may continue to purchase shares of, or exchange into, the Acquired Fund.

In advance of the reorganization, the Acquired Fund has already sold and could continue to sell certain portfolio securities to align the Acquired Fund’s portfolio with that of the Acquiring Fund. The Acquired Fund will invest the proceeds of such sales in cash and cash equivalents and securities that align with the Acquiring Fund until the reorganization occurs. As a result, to the extent invested in cash, the Acquired Fund may not pursue its investment objective and strategies during this period.

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This Supplement and the existing Prospectus and Statement of Additional Information dated May 1, 2025, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated May 1, 2025 have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-800-445-9469.